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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Companys' previously filed Registration Statements File Nos. 333-82124-01 and 333-82124-04.




                                                         /s/ ARTHUR ANDERSEN LLP




Stamford, Connecticut
March 26, 2002